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    MERRILL LYNCH LIFE INSURANCE                    ML LIFE INSURANCE COMPANY
              COMPANY                                      OF NEW YORK
MERRILL LYNCH LIFE VARIABLE ANNUITY              ML OF NEW YORK VARIABLE ANNUITY
         SEPARATE ACCOUNT A                            SEPARATE ACCOUNT A
  SUPPLEMENT DATED MARCH 13, 2007                SUPPLEMENT DATED MARCH 13, 2007
               TO THE                                         TO THE
           PROSPECTUS FOR                                 PROSPECTUS FOR
       MERRILL LYNCH INVESTOR                         MERRILL LYNCH INVESTOR
               CHOICE                                         CHOICE
            ANNUITY(SM)                                    ANNUITY(SM)
         (INVESTOR SERIES)                              (INVESTOR SERIES)
        (DATED MAY 1, 2006)                            (DATED MAY 1, 2006)

This supplement updates your Prospectus for the Merrill Lynch Investor Choice Annuity(SM) (Investor Choice) issued through Merrill Lynch Life Variable Annuity Separate Account A and ML of New York Variable Annuity Separate Account A. Please retain this supplement with your Contract Prospectus for future reference.

This supplement describes proposed changes to the investment options offered under your Contract as described below.

On or about April 27, 2007, Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York ("MLLICNY"), and the above noted separate accounts plan to substitute shares of certain portfolios specified below (the "Replacement Portfolios") for shares of certain portfolios of the BlackRock Series Fund, Inc. (the "Substituted Portfolios").

The effect of the proposed substitutions would be to replace the Substituted Portfolios with the Replacement Portfolios as investment options under your Contract, as follows:

                  SUBSTITUTED PORTFOLIOS                                     REPLACEMENT PORTFOLIOS
---------------------------------------------------------   -------------------------------------------------------
Class I shares of the BlackRock Equity Dividend Portfolio   Class A shares of the AllianceBernstein Variable
                                                            Products Series Fund Value Portfolio

Class I shares of the BlackRock International Index         Class 2 shares of the American Funds Insurance Series
Portfolio                                                   International Fund

Class I shares of the BlackRock Global SmallCap Portfolio   Class A shares of  Wanger Advisors Trust Wanger
                                                            International Small Cap Fund

Class I shares of the BlackRock Mid Cap Value               Shares of the MLIG Variable Insurance Trust Roszel/Lord
Opportunities Portfolio                                     Abbett Mid Cap Value Portfolio




                                                                     101868-0307
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
                  SUBSTITUTED PORTFOLIOS                                     REPLACEMENT PORTFOLIOS
---------------------------------------------------------   -------------------------------------------------------
Class I shares of  the BlackRock SmallCap Index Portfolio   Service Class shares of the Oppenheimer Variable
                                                            Account Funds Main Street Small Cap Fund/VA

Class I shares of the BlackRock Short-Term Bond Portfolio   Administrative Class shares of the PIMCO Variable
                                                            Insurance Trust - Low Duration Portfolio

The proposed substitutions will not be carried out unless shareholders of the Substituted Portfolios as of a to-be-specified record date approve the substitutions. MLLIC and MLLICNY anticipate that, if shareholder approval is obtained, and all of the systems needed to perform the substitutions are in place, the proposed substitutions will occur on or about April 27, 2007. Contract owners invested in the Substituted Portfolios as of the record date will receive detailed information about the proposed substitutions.

MLLIC and MLLICNY propose to carry out the proposed substitutions by redeeming shares of the Substituted Portfolios and purchasing shares of the corresponding Replacement Portfolios. Any contract value that you have allocated to a subaccount investing in the Substituted Portfolio(s) on the date of the substitutions will, in effect, be transferred to a subaccount investing in the corresponding Replacement Portfolio(s). At any time prior to the proposed substitutions, or within 90 days after the proposed substitutions, you may make one transfer of contract value from each subaccount investing in the Substituted Portfolio(s) (before the substitutions) or the Replacement Portfolio(s) (after the substitutions) to any other available subaccount(s) without that transfer counting towards the number of transfers permitted without charge.

In lieu of the transfer rights discussed above, and subject to applicable tax law, you may elect to receive in cash (a) the value of your interest in a Substituted Portfolio prior to the replacement, or (b) the value of your interest actually transferred from a subaccount investing in a Substituted Portfolio to a subaccount investing in a Replacement Portfolio after the replacement, by exercising your partial withdrawal rights under the Contract. Such a partial withdrawal may have adverse tax consequences, and also may negatively impact certain features and benefits under your Contract. If you elect to make a partial withdrawal within 30 days after the Replacement, we will waive any surrender charges attributable to such amounts. This offer to waive surrender charges will not apply to amounts that have been transferred to a Substituted Portfolio from the other investment options after the date of this supplement.

The Replacement Portfolios are described in your Contract Prospectus, as supplemented to date, and in more detail, in their own current prospectuses. All contract owners invested in a Substituted Portfolio on or about April 27, 2007 have or will receive a current prospectus for each applicable Replacement Portfolio prior to the substitutions. These prospectuses describe the Replacement Portfolios' investment policies, risks, fees and expenses, and all other aspects of their operations, and should be read carefully

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before investing. THERE IS NO ASSURANCE THAT ANY REPLACEMENT PORTFOLIO WILL
ACHIEVE ITS STATED OBJECTIVES. Additional copies of the Replacement Portfolios' prospectuses and statements of additional information, which include detailed information on each Replacement Portfolio, can be obtained directly from the Service Center.

                                      * * *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 for Contracts issued by Merrill Lynch Life Insurance Company or (800) 333-6524 for Contracts issued by ML Life Insurance Company of New York, or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.